SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

                               Date of Report
                              -----------------
                              November 24, 1998

                           CACI International Inc
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           (Exact name of registrant as specified in its charter)

                                  Delaware
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               (State or other jurisdiction of incorporation)

                                   0-8401
                          ------------------------
                          (Commission File Number)

                                 54-134588
                      ---------------------------------
                      (IRS Employer Identification No.)

                             1100 N. Glebe Road
                          Arlington, Virginia 22201
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             (Address of principal executive offices) (Zip code)

                               (703) 841-7800
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            (Registrant's telephone number, including area code)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
---------------------------------------------

On November 16, 1998, CACI International Inc announced that it has completed its acquisition of all of the common stock of QuesTech, Inc., which became effective at 11:59 p.m. on November 13, 1998. The total consideration paid by CACI, including the assumption of liabilities, was approximately $42 million; QuesTech shareholders will receive $18.13 per share in cash as they surrender their Common Stock. QuesTech specializes in the development and application of information technology and engineering services for the defense and national security community. The transaction was funded through borrowings under CACI's existing line of credit with a group of banks.

QuesTech, which has over 600 employees worldwide, will be operated as a wholly-owned subsidiary of CACI under the new name CACI Technologies, Inc. The operations of the new subsidiary will be fully integrated into CACI to achieve the full benefit of the merger for customers and shareholders. CACI expects the acquisition to be accretive to net earnings. In its last full year of operations, QuesTech reported revenues of $78 million.
ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------

(a)(1) FINANCIAL STATEMENTS. Restated consolidated financial statements for QuesTech, Inc. for the fiscal year ended December 31, 1997, and Independent Accountant's Report shall be filed not later than 60 days after the date that this initial report on Form 8-K must be filed.

(b)(2) PRO FORMA FINANCIAL INFORMATION. Pro forma financial information relative to the acquisition of QuesTech, Inc. for the most recent fiscal year ended June 30, 1998, and for the quarter ended September 30, 1998, shall be filed not later than 60 days after the date that this initial report on Form 8-K must be filed.

(c)    EXHIBITS.

Exhibit 99.1 Acquisition Agreement by and among CACI International Inc, QuesTech, Inc., and CACI Acquisition Corporation dated as of July 30, 1998.

Exhibit 99.2 Press Release dated November 16, 1998, announcing completion of the QuesTech, Inc. acquisition.

                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



     CACI International Inc
--------------------------------
          (Registrant)


              /s/
By: ----------------------------
    Jeffrey P. Elefante
    Executive Vice President,
    General Counsel and
    Secretary


Dated: November 24, 1998